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                                                                      Exhibit 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statements on Form S-3 (File Nos. 33-61636 and 333-55090) of Tampa Electric Company of our report dated Jan. 11, 2002, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

Tampa, Florida
Mar. 28, 2002